CST Brands and Lehigh Gas Partners Investor Conference Call CST Brands’ Strategic Acquisition of LGP’s General Partner and IDRs August 7, 2014 Exhibit 99.1

Safe Harbor Statements
Safe Harbor for Forward-Looking Statements
Statements contained in this presentation that state the companies’ or their respective managements’ (CST Brands,
Lehigh Gas Partners or affiliates) expectations or predictions of the future are forward-looking.  The words “believe,”
“expect,” “should,” “intends,” “estimates,” and other similar expressions identify forward-looking statements.  It is important to note that actual results could differ materially from those projected in such forward-looking statements.
Statements regarding the proposed transactions between CST Brands and Lehigh Gas Corporation and associated parties, the timing and costs related to such transaction, the ability to achieve strategic or financial results associated with the transactions, future opportunities and other statements related to CST Brands and Lehigh and these transactions also may constitute forward-looking statements.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CST Brands’ and Lehigh Gas Partners LP’s filings with the Securities and Exchange Commission (“SEC”), including the Risk Factors in the most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q as filed with the SEC and available on CST Brands’ website at www.cstbrands.com , the Lehigh Gas Partners LP website at
www.lehighgaspartners.com or the Securities and Exchange Commission website at
www.sec.gov.
If any of these risks
or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. Neither CST Brands or Lehigh Gas Partners undertake any obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

CST Brands and Lehigh Gas Partners
Overview
•
CST Brands
– Based in San Antonio, Texas
– Ranks 266 in Fortune 500
– One of the largest independent retailers of motor fuels and convenience merchandise in North America
– Strong urban footprint of nearly 1,900 locations throughout nine southwestern states in the U.S. and six provinces in eastern Canada
– CST Corner Stores sell primarily Valero sourced fuels and signature products such as Fresh Choices baked and packaged goods
– In Canada, CST is the exclusive provider of Ultramar fuel in Canada, and its Dépanneur du Coin and
Corner Stores sell signature Transit Café coffee and pastries
•
Lehigh Gas Partners (LGP)
– Based in Allentown, Pennsylvania
– A leading wholesale distributor of motor fuels and owner and lessor of real estate used in the retail distribution of motor fuels
– Distributes fuel to nearly 1,100 locations and owns or leases more than 625 sites in sixteen states primarily across the eastern U.S.
– Distributes several major brands of fuel, including Exxon, Mobil,
BP, Shell, Chevron, Sunoco, Valero, Gulf and Citgo
CST Brands
Lehigh Gas Partners

* - LGO – Lehigh Gas Ohio, LLC is currently a private
affiliate of LGP
• U.S. company operated = 1,044
• U.S. dealer/agents = 3
• CAN company operated = 279
• CAN dealer/agents = 498
• CAN cardlock = 73
• Company operated = 87
• Independent dealers = 445
• Lessee dealers = 255
• Commission agents = 68
• Affiliated dealers (LGO*) = 238

Transaction Overview

Post Closing Result:
Lehigh Gas
Partners (LGP)
General Partner
(GP)
Lehigh Gas
Corporation (LGC)
A
B
C
A
B
C
Joe Topper
*“IDRs” are Incentive Distribution Rights that provide for incentive cash distributions from LGP as its limited partner distributions per unit increase
IDRs*
CST purchases the General Partner of LGP for $500k in cash
CST purchases the IDRs* ($16.5 million in cash and the remainder in CST common shares at approximately 2.04 million shares, a combined current value of $85 million)
At closing, CST will elect Joe Topper to the Board of CST, and he will remain as LGP’s
President and CEO
• CST owns 100% of the GP & IDR interests in LGP
• CST will control LGP through its 100% ownership of the GP
• Topper and other insiders will continue to own approximately 44%
of the LP interests in LGP
• Public ownership of LGP units will continue to be approximately
56%

Post Closing Structure
General Partner
Lehigh Gas
Partners LP
NYSE: LGP
Operating
Subsidiaries
CST Brands
NYSE: CST
100%
IDR
Interest
Topper and
other insiders
Public
Unitholders
44%
Ownership
Interest
100%
Ownership Interest

56%
Ownership
Interest
•
LGP will to continue to be a separate, publicly traded MLP
•
No change in ownership of common or subordinated units
of LGP as a result of the transaction
•
CST Brands expects to receive an ownership interest in LGP
common units over time as partial consideration for drop-
down assets
100%
Controlling
Interest

•
CST Brands
–
Provides CST with a growth vehicle to fund future expansion
–
Provides CST Brands with infrastructure for the development and maintenance of a wholesale fuel supply business, new store growth and a front seat in a consolidating industry
•
Lehigh Gas Partners
–
Transforms LGP into a “sponsored” MLP
–
Provides LGP with more than 5 years of drop-down opportunities from CST’s U.S.
wholesale fuel supply business and New-To-Industry (NTI) real property assets
•
“Best” of both organizations – c-store operations, wholesale fuel distribution and M&A expertise
•
Enhances both organizations’ goals of increasing total shareholder and unitholder returns
Strategic Rationale Overview

•
Provides CST access to the MLP capital markets to fuel organic growth
•
Partially monetizes the multiple disparity between C-corp and MLP structures
•
CST acquires IDRs that should increase in cash flow in the coming years
–
IDRs reach the “high splits” sooner than if CST Brands had created its own MLP capital structure
•
CST benefits from value creation at LGP through its ownership of common units received as partial consideration for asset drop-downs
–
CST receives cash flow from distributions on its LGP common units
•
Positions CST and LGP to expand their core operations through third-party acquisitions
–
Flexible capital structure allows for cash or equity consideration to sellers
–
Management team experienced in executing M&A transactions
•
CST avoids the market risk, expense and management time associated with a potential MLP IPO
•
Increases the geographic and brand diversity of CST’s current portfolio
Benefits for CST Shareholders

•
Provides for both greater certainty of and an increased rate of future distribution growth
–
Greater certainty of drop-down asset acquisitions versus third-party acquisitions
•
Creates an enhanced platform with which to pursue third-party acquisitions jointly with CST
•
Lessens over time LGP’s concentration with LGO (a private affiliate) and increase its concentration with CST (a publicly traded company)
•
Increases the geographic and brand diversity of LGP’s current portfolio
Benefits for LGP Unitholders

Future Potential Asset Drop Activity
Between CST and LGP
CST Brands, Inc.
NYSE: CST
General Partner
and IDRs
Lehigh Gas Partners LP
NYSE: LGP
New construction (NTI) of real
property is dropped (sold) to LGP
at fair market value
CST receives cash (at least 75%)
and LP units (maximum of 25%)
Equity in CST’s Wholesale Fuel
Supply business is dropped (sold)
to LGP (over time – 5+ years) at
fair market value
CST receives cash (at least 75%)
and LP units (maximum of 25%)
CST receives on-going income
from distributions related to the
IDRs and from the LP units CST
received in the drop (sales)
transactions in A and B above
100% ownership interest
100% controlling interest
B
C
A
A
A
B
B
C

Post Closing Network Footprint*

CST Brands (U.S.) - 1,047 sites
CST Brands (CAN) - 850 sites
Lehigh Gas Partners (LGP) - 1,093 sites
*Pro Forma site count as of 06/30/14
•
Pro forma combined entities to have a coast-to-coast national network of assets

Post Closing Fuel Brands
and Statistics*

* Statistics include LGP acquisitions pro forma as of 06/30/14. Total site count includes both retail and distribution sites.
CST Before CST / LGP Combined
CST Brands
Lehigh Gas
Partners
CST/LGP
Combined
$12.8 $3.5 $16.3
Annual Volume (gallons in
billions)
2.9 1.0 3.9
Total Sites 1,894 1,093 2,987
Network Footprint (U.S. states
and Canadian provinces)
15 16 31
•
Creates a platform with meaningful relationships with multiple major oil suppliers
Annual Revenues ($ in billions)

CST Operations and Investments Potential Annual Cash Flow
Existing:
multiplied by 3-5 cents per gallon*
$57 - $95 million*
Annually incremental:
investment per year on 30 U.S. NTI locations (2013 est.) multiplied by 7.5% capitalization rate
$7.5 million
Annually incremental:
NTI locations multiplied by 3-5 cents per gallon
$3 - $5 million

CST Brands’ “MLPable” Asset
Drop-Down Options
* - Existing fuel supply is expected to be dropped (sold) to LGP over a 5+ year timeframe
1.9 billion gallons of fuel distributed through U.S. in 2013
$100 million in real property capital
100 million of gallons per year on 30 U.S.
•
The following is for illustrative purposes only and is subject to the LGP Conflicts
Committee and CST Board approval
•
CST expects to drop-down assets for cash (minimum 75% of consideration) and
LGP common units

Post Closing Operational
Responsibilities

CST U.S.
Operations
CST Brands, Inc.
Lehigh Gas
Partners LP
• CST manages and runs all C-
store operations
• CST manages merchandising in
all C-store locations
• All employees are CST
employees – sharing one
culture and one mission – to
Delight More Customers
Everyday
• CST U.S. will continue to
receive income from the U.S.
Wholesale Fuel Supply
business it has not dropped
(sold) to LGP
CST creates shareholder value from: • LGP manages all U.S.
wholesale fuel operations
• LGP manages the U.S. dealer /
agent network
• LGP leases real property and
receives lease income to both
CST operated stores, that have
been dropped (sold) into LGP,
and third parties
• U.S. C-Store operations
• Canadian operations (no changes)
• Cash flow from the drop-downs
(sales) of CST’s Wholesale Fuel Supply
business (over a 5+ year time frame)
• Cash flow from drop-downs (sales) of
newly constructed real property
• On-going income and cash flow from
IDRs and the common units CST
receives as partial consideration from
the above described asset drop-
downs (sales)

Other Deal Considerations
•
Expected close:  Early fourth quarter 2014
–
Both CST and LGP’s credit facilities and banks will require consent / modification as a condition to close
–
Other customary conditions to closing
•
CST Brands’ Tax Matters Agreement restrictions (outlined in CST’s 8K filed on
May 1, 2013) still apply
– The following restrictions expire on May 1, 2015
o
Restrictions on sales of assets existing on spin date (May 1, 2013)
o
Restrictions on stock repurchases (except certain open market repurchases)
o
Restrictions on stock issuances
o
Restrictions on corporate restructuring
– Form and timing of this transaction complies with the Tax Matters Agreement and these short-term restrictions will not delay implementation of our long-term strategic plans

This transaction has the potential to “unlock” $300 - $500 million in value for CST shareholders while also providing LGP unitholders the benefits of a sponsored MLP structure